UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:    October 2, 2002
(Date of earliest event reported)

SABA SOFTWARE, INC.
(Exact name of Registrant as specified in its charter)

Delaware	000-30221	94-3267638
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2400 Bridge Parkway, Redwood Shores, California	94065-1166
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:    (650) 696-3840

Item 5.    Other Events.

On October 2, 2002, we issued a press release announcing a private placement financing. The full text of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 7.    Financial Statements and Exhibits.

(c)  Exhibits.

99.1	Press Release of Saba Software, Inc., dated October 2, 2002.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SABA SOFTWARE, INC.

By:	/s/ RONALD KISLING
Ronald Kisling Chief Financial Officer

Dated:    October 2, 2002

3

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release of Saba Software, Inc., dated October 2, 2002.

4